SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                                 FORM 8-K
                              CURRENT REPORT

     Pursuant to Section 13 OR 15(D) of the Securities Exchange Act of 1934:

     Date of Report (Date of earliest event reported):

                            February 13, 2004

                             CAGLE'S, INC.
          (Exact name of registrant as specified in its charter)

      GEORGIA                     1-7138                   58-0625713
(State of Incorporation)   (Commission File Number)   (IRS Employer ID No.)

2000 Hills Avenue, N.W., Atlanta, Ga.          30318
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code: (404) 355-2820


Item 1.  CHANGES IN CONTROL OF REGISTRANT.

         N/A

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On Friday, January 30, 2004, Cagle's Inc. and its wholly owned subsidiary, Cagle's Farms, Inc. (collectively "Cagle's") sold certain assets making up Cagle's "Perry Complex" (i.e., a poultry processing plant in Perry, Georgia, a Feed Mill and Hatchery in Forsyth, Georgia and related assets and inventories) to Perdue Farms Incorporated ("Perdue") for $45,000,000.00 for the hard assets and $6,700,000.00 for certain inventories associated with the assets. The price of the hard assets is subject to a $1,000,000 hold back contingent upon completion of certain post-closing projects, and the price for inventories includes an estimated prepayment for live poultry for live poultry to be delivered in the ordinary course of grow out. The consideration given was based on the fair market value of the assets at the time of the sale.

There are no material relationships between Perdue and Cagle's or any of Cagle's affiliates, directors or officers, or any associates of any director or officer of Cagle's.

The Asset purchase agreement for the Perry Complex is attached hereto at
Item 7(c) as an Exhibit. The financial information required by Item 7(b) will be provided within the sixty day deadline provided for in Item 7(b)(2).


Item. 3. BANKRUPTCY OR RECEIVERSHIP.

         N/A

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         N/A

Item 5.  OTHER EVENTS.

         N/A

Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         N/A

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         N/A

Item 7 (b)

The financial information required by Item 7(b) will be provided within the sixty day deadline provided for in Item 7(b)(2).

Item 7 (c)

The Asset purchase agreement for the Perry Complex is attached hereto without the Schedules that accompanied it. Copies of any omitted Schedule will be supplied to the Commission upon request. The Schedules are summarized below:

SCHEDULES

Schedule 2.1(a)		Real Property
Schedule 2.1(b)		Tangible Personal Property
Schedule 2.1(d)		Perry Leased Real Property
Schedule 2.1(e)		Perry Leased Equipment
Schedule 2.1(f)		Wastewater Facility Leased Real Property and Assets
Schedule 2.1(j)		Prepaid Expenses
Schedule 3.4			Seller Conflicts
Schedule 3.5			Seller Required Filings and Consents
Schedule 3.6			Inventory
Schedule 3.7			Certain Changes or Events
Schedule 3.8(a)(i)		Exceptions to Title to Real Property
Schedule 3.8(a)(ii)		Survey Disclosures
Schedule 3.8(a)(iii)	Lists of Title Insurance Policies, Deeds, Appraisal
                        Reports, etc.
Schedule 3.8(b)(i)		Other Real Property Leases; Bond Encumbrances
Schedule 3.8(b)(ii)		Exceptions to Title to Real Property Leases
Schedule 3.8(c)		Encumbrances on Real Property and Real Property Leases
Schedule 3.8(d)		Easements, Rights of Way and Licenses
Schedule 3.8(e)		Operating Condition and Structural Defect Disclosures
Schedule 3.9(a)		Listed Contracts
Schedule 3.9(b)		Contract Defaults; Waivers
Schedule 3.10			Permits and Environmental Permits
Schedule 3.11			Compliance with Laws
Schedule 3.12			Claims and Proceedings
Schedule 3.13			Books and Records
Schedule 3.14			Finders - Retained by Seller
Schedule 3.15			Environmental Matters
Schedule 3.16			Insurance Policies and Fidelity Bonds
Schedule 3.17			Employees; Compensation
Schedule 3.18			Benefit Plans
Schedule 3.19			Liens
Schedule 4.3			Purchaser Conflicts
Schedule 4.4			Purchaser Required Filings and Consents
Schedule 4.5			Finders - Retained by Purchaser
Schedule 5.1			Conduct of Business
Schedule 5.11			Pre-Closing Projects
Schedule 8.1			Post-Closing Projects


Item 8.  CHANGE IN FISCAL YEAR.

         N/A

Item 9.  REGULATION FD DISCLOSURE.

         N/A


SIGNATURES:
 Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date: February 13,2004
                                                     Cagle's, Inc.
                                                     (Registrants)

                                                     /S/ George L. Pitts

                                                     George L. Pitts
                                                     Secretary